UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2007

JMG EXPLORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-32438 (Commission File Number)	20-1373949 (IRS Employer Identification No.)

180 South Lake Avenue, Seventh Floor

Pasadena, California 91101

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (403) 537-3250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Press Release dated April 17, 2007 regarding the status of JMG Exploration's Form 10-K filing.

Exhibit	Description
99.1	Press Release dated April 17, 2007 regarding update status of Form 10-K filing

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JMG EXPLORATION, INC. (Registrant)

Dated: April 18, 2007	By: /s/ Marcia Johnston Name: Marcia Johnston Title: General Counsel